                                                                   EXHIBIT 10(a)


                                September 1, 2001




Martin Industries, Inc.
Attention: Mr. Alex R. Godwin
Assistant Vice President of Finance
P.O. Box 128
Florence, Alabama 35631


Re: Line of Credit (Account #120435-524769); Term Loan (Account #120435-087445 and #120435-087452); Loan Agreement dated January 7,
         1993, as amended April 5, 1994, February 17, 1995, March 15, 1995,
         March 28, 1996, August 28, 1997, January 1, 2000, December 29, 2000,
         January 31, 2001, March 15, 2001, May 15, 2001 and June 15, 2001
         (collectively "Loan Agreement") by and among Martin Industries, Inc. ("Martin Industries") and AmSouth Bank ("the Bank"). In this letter capitalized terms shall be given the meanings indicated in the Loan Agreement and/or in this letter.

Dear Mr. Godwin:

I am writing this letter to you concerning the indebtednesses ("Indebtednesses") referenced above of Martin Industries to the Bank and your recent request that the Loan Agreement be amended to effect an increase the amount of funds available under the Line of Credit and a waiver by the Bank of compliance by Martin Industries with certain of the covenants contained therein. In response to that request, the Bank hereby amends the Loan Agreement as follows:

A. The term "Borrowing Base" is hereby amended in its entirety to read as follows:

         "BORROWING BASE" shall mean, from September 1, 2001 through October 31, 2001, the sum of (a) 90% of the Net Outstanding Amount of Eligible Accounts other than Eligible Dating Accounts, plus (b) 80% of the Net Outstanding Amount of Eligible Dating Accounts, plus (c) 35% of the collateral value of Eligible Finished Goods Inventory, plus (d) 28% of the collateral value of Eligible Raw Material Inventory. From November 1, 2001 until the Line of Credit Termination Date, "Borrowing Base" shall mean the sum of (a) 80% of the Net Outstanding Amount of Eligible Accounts, plus (b) 80% of the Net Outstanding Amount of Eligible Dating Accounts, plus (c) 35% of the collateral value of Eligible Finished Goods Inventory, plus (d) 28% of the collateral value of Eligible Raw Material Inventory.

B. The following definitions are hereby added in order to Section 1.02 of the Loan Agreement:

         "ELIGIBLE ACCOUNT shall mean and include only Accounts, exclusive of Eligible Dating Accounts, that are not more than 30 days past due, in each case according to the terms shown on the invoice (or the date of the invoice where terms are not specifically stated) and represent sums payable for services rendered or goods sold or leased by the Borrower in the ordinary course of business, as the Lender shall deem eligible based on such credit and collateral considerations as the Lender shall deem appropriate. Without limiting the generality of the foregoing, there shall be excluded any Account from Eligible Accounts if and to the extent:

                           (i) the subject goods have been shipped or delivered to a Purchaser on a bill-and-hold, guaranteed sale, consignment, approval or sale-or-return basis or subject to any other repurchase or return agreement; or

                           (ii) any material part of the subject goods has been returned, rejected, lost or damaged; or

                           (iii) the Purchaser is located outside the United States; or

                           (iv)     the Purchaser is also the Borrower's
                           Affiliate, or

                           (v) the Purchaser is also the Borrower's supplier or creditor, to the extent of amounts due from the Borrower to such supplier or creditor; or

                           (vi) the Account is not evidenced by an invoice in form acceptable to the Lender; or

                           (vii) more than 50% in amount of the other Accounts of the Purchaser are more than 60 days past due; or

                           (viii) the Account arises out of transactions with an employee, officer, agent, director, stockholder or Affiliate of the Borrower; or

                           (ix) the general creditworthiness and financial condition of the Purchaser are not acceptable to the Lender; or

                           (x) the Lender believes, in its sole judgment, that the collection of such Account is insecure or that such Account may not be paid by reason of the Purchaser's financial ability to repay; or

                           (xi) the Borrower has disclosed to the Lender that it does not make any of the representations or warranties set forth in the Security Agreement with respect to such Account or if any of such representations or warranties are not true and correct with respect to such Account; or

                           (xii) the Account derives from, or is owed to, any foreign Affiliate or subsidiary of the Borrower."

         "ELIGIBLE DATING ACCOUNT shall mean and include only Accounts that arise under a receivables dating program or "early booking" program of the Borrower which are not more than 30 days past due, in each case according to the terms shown on the invoice (or the date of the invoice where terms are not specifically stated) and represent sums payable for services rendered or goods sold by the Borrower in the ordinary course of business, as the Lender, in its sole credit judgment, shall deem eligible based on such credit and collateral considerations as the Lender shall deem appropriate, including, without limitation, those factors set forth under the definition of 'Eligible Account.'"

         "NET OUTSTANDING AMOUNT OF ELIGIBLE DATING ACCOUNTS shall mean the net outstanding amount of all then Eligible Dating Accounts after eliminating from the aggregate face amount thereof all payments, adjustments, discounts, credits and allowances applicable thereto and all amounts due thereon considered by the Lender difficult to collect or uncollectible by reason of return, rejection, repossession or loss of, or damage to, the merchandise covered thereby, disputes, financial difficulty of the Purchaser or otherwise, all as determined by the Lender in its sole discretion."

C. The form of Borrowing Based Certification to the Bank, as included as Exhibit B to the Fifth Amendment to Loan Agreement and Other Loan Documents dated as of June 15, 2001, is hereby amended and replaced by the form of Borrowing Based Certification included as Exhibit A-1 hereto for the period from September 1, 2001 through October 31, 2001. From November 1, 2001 until the Line of Credit Termination Date, the form of Borrowing Base Certification to the Bank shall be the form included as Exhibit A-2 hereto.

In addition to the foregoing, the Bank waives with respect to the period ended August 4, 2001, any default or Event of Default arising out of the Borrower's failure to comply with Section 8.20 of the Loan Agreement.

In all other respects, the Loan Agreement shall remain in full force and effect in accordance with its terms.

To evidence the acceptance of the foregoing amendment and waiver on the terms and conditions set forth herein, please sign and return to me the enclosed copy of this letter agreement. By so signing the enclosed copy of this letter agreement, Martin Industries acknowledges and agrees to the following terms and conditions of such amendment and waiver:

1. This letter agreement shall not be deemed to be an accord and satisfaction of the Indebtednesses or any other obligation owed to the Bank.

2. All collateral that now secures all or any of the Indebtednesses shall continue to secure same. Nothing in this letter agreement diminishes any security interest or lien that the Bank has in any assets securing the Indebtednesses. All of the collateral, rights, security, and guarantees that the Bank now has to secure any of the Indebtednesses due from Martin Industries shall remain in full force and effect and are hereby ratified and confirmed.

3. Except as provided by the waiver contained in this letter agreement with respect to Section 8.20 of the Loan Agreement (the "Waiver"), the Bank reserves all of its rights and remedies


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

         under the Loan Agreement, the Security Documents, any other Loan Documents, and/or applicable law, in respect of any Event(s) of Default. The current non-exercise by the Bank of any rights and remedies which it may have shall not constitute a release or waiver of any of its rights and/or remedies or a release or waiver of any Event(s) of Default under the Loan Agreement, the Security Documents, or any other Loan Documents, except for the Waiver provided in this letter agreement. The Bank specifically reserves the right to invoke any and all rights and remedies at any time in its sole discretion.

4. Martin Industries hereby releases, satisfies, cancels, waives, acquits, and forever discharges the Bank, its directors, officers, employees, agents, attorneys, successors and assigns, of and from any and all claims, demands, actions, or causes of action of any kind or character, arising at any time in the past, up to and including the date of this letter agreement, which relate or pertain in any way to the Indebtednesses and/or collection of them.

5. The Indebtednesses are owed by Martin Industries to the Bank for the amounts (exclusive of outstanding letters of credit, ACH exposures and the Bank's attorneys fees) herein stated and there are no defenses, setoffs, or counterclaims with respect to any of them:

                                                           Payoff as of
 General Description          Obligation No.                 09/13/01
---------------------       ------------------         --------------------

Term Loan #1                     #087452                   $2,079,355.03
Line of Credit                   #524769                   $8,015,877.15

6. Martin Industries agrees to pay the Indebtednesses strictly and promptly in accordance with the terms of the applicable promissory notes or other debt instruments, as specifically modified by the Loan Agreement and this letter agreement.

7. Martin Industries shall pay to the Bank a fee in the amount of Five Thousand dollars ($5,000) upon the execution of this letter agreement.

8. Martin Industries agrees to pay to the Bank's counsel, Wilmer, Lee & Rowe, P.A., on or before September 30, 2001, all of its attorney's fees incurred in connection with this amendment and/or the collection of the Indebtednesses.

                                                     Very truly yours,

                                                     /s/ Darlene Chandler
                                                     Darlene Chandler
                                                     Vice President

cc:      Mr. John L. Duncan
         Denson N. Franklin III, Esq.
         S. Dagnal Rowe, Esq.


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


ACCEPTED AND AGREED TO BY:

   MARTIN INDUSTRIES, INC.


By:               /s/ Alex R. Godwin
    -------------------------------------------------
                    Alex R. Godwin
        Its Assistant Vice President of Finance


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


                                                                     EXHIBIT A-1

                             MARTIN INDUSTRIES, INC.

                  BORROWING BASE CERTIFICATION TO AMSOUTH BANK
            (For use from September 1, 2001 through October 31, 2001)
                          Status as of _______________

         Pursuant to Section 3.08 of the Loan Agreement originally dated as of January 7, 1993, as amended, by and between the respective predecessors in interest of Martin Industries, Inc. (the "Borrower") and AmSouth Bank (the "Lender"), as of ___________, the Borrower hereby certifies to the Lender as follows:


1.       Net Outstanding Amount of Eligible Accounts
                                                                        $
                                                                         -------------

2.       90% of Net Outstanding Amount of Eligible Accounts
                                                                                                $
                                                                                                 -------------

3.       Net Outstanding Amount of Eligible Dating Accounts
                                                                        $
                                                                         -------------

4.       80% of Net Outstanding Amount of Eligible Dating Accounts
                                                                                                $
                                                                                                 -------------

5.       Collateral value of Eligible Finished Goods Inventory
                                                                        $
                                                                         -------------

6.       35% of collateral value of Eligible Finished Goods Inventory
                                                                                                $
                                                                                                 -------------

7.       Collateral value of Eligible Raw Material Inventory
                                                                        $
                                                                         -------------

8.       28% of collateral value of Eligible Raw Material Inventory
                                                                                                $
                                                                                                 -------------



9.       TOTAL BORROWING BASE                                                                   $
                                                                                                 -------------


10.      Maximum Line of Credit Amount                                                          $
                                                                                                 -------------



11.      Amount Outstanding Under Line of Credit                                                $
                                                                                                 -------------


12.      AMOUNT AVAILABLE UNDER LINE OF CREDIT                                                  $
                                                                                                 -------------


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

Borrower:

MARTIN INDUSTRIES, INC.

By:
   ------------------------
Its:
    -----------------------

                                                                     EXHIBIT A-2

                             MARTIN INDUSTRIES, INC.

                  BORROWING BASE CERTIFICATION TO AMSOUTH BANK
    (For use from November 1, 2001 until the Line of Credit Termination Date)
                          Status as of _______________

         Pursuant to Section 3.08 of the Loan Agreement originally dated as of January 7, 1993, as amended, by and between the respective predecessors in interest of Martin Industries, Inc. (the "Borrower") and AmSouth Bank (the "Lender"), as of ___________, the Borrower hereby certifies to the Lender as follows:



1.       Net Outstanding Amount of Eligible Accounts
                                                                        $
                                                                         -------------

2.       80% of Net Outstanding Amount of Eligible Accounts
                                                                                                $
                                                                                                 -------------

3.       Net Outstanding Amount of Eligible Dating Accounts
                                                                        $
                                                                         -------------

4.       80% of Net Outstanding Amount of Eligible Dating Accounts
                                                                                                $
                                                                                                 -------------

5.       Collateral value of Eligible Finished Goods Inventory
                                                                        $
                                                                         -------------

6.       35% of collateral value of Eligible Finished Goods Inventory
                                                                                                $
                                                                                                 -------------

7.       Collateral value of Eligible Raw Material Inventory
                                                                        $
                                                                         -------------

8.       28% of collateral value of Eligible Raw Material Inventory
                                                                                                $
                                                                                                 -------------

9.       TOTAL BORROWING BASE                                                                   $
                                                                                                 -------------



10.      Maximum Line of Credit Amount                                                          $
                                                                                                 -------------


11.      Amount Outstanding Under Line of Credit                                                $
                                                                                                 -------------


12.      AMOUNT AVAILABLE UNDER LINE OF CREDIT                                                  $
                                                                                                 -------------

Borrower:

MARTIN INDUSTRIES, INC.

By:
   ------------------------
Its:
    -----------------------